                                                          Exhibit 10b




                       Assigrment of Intellectual Property Rights

                   Fuel Tech, Inc. to Clean Diesel Technologies, Inc.

                                 As of November 5, 1997


                 Fuel Tech, Inc., a Massachusetts corporation ("Assignor"), does hereby assign to Clean Diesel Technologies, Inc., a Delaware corporation ("Assignee"), all of the Assignors right, title and interest whatsoever in the United States of America and in any other Jurisdiction worldwide, in and to:



                 1. All of the intellectual property, including patents,
            patent applications, trademarks, and associated inventions, technology, data and know-how, set forth on Schedule A attached hereto and made a part hereof.

                 2. Assignee agrees to accept this assignment and to hold the
            Assignor harmless from any cost or expense required to prosecute, maintain or exploit the intellectual property described in Section 1 above.

                 3. Assignor agrees to cooperate with Assignee at the expense of the Assignee in perfecting the assignments made herein and to execute and deliver to the Assignee any further agreements, assignments, instruments, certificates and other documents deemed necessary or appropriate for that purpose by the Assignee.





                                                   FUEL TECH, INC.

            Dated: December 23rd, 1997               By: /s/ C.W. Grinnell
                                                        -----------------------
                                                      Charles W. Grinnell
                                                       Vice President


            Agreed    to this 23rd day of December, 1997

            CLEAN DIESEL TECHNOLOGIES, INC.


            By: /s/ James M. Valentine
               ------------------------
               James M. Valentine
                 Vice President

            State of Connecticut:
                                )       ss Stamford
            County of Fairfield :


            The foregoing instrument was acknowledged before me this 8th day of January 1998 by Charles W. Grinnell, Vice President of Fuel Tech, Inc., a Massachusetts corporation, and and James M. Valentine, Executive Vice President of Clean Diesel Technologies, Inc., a Delaware corporation, on behalf of their respective corporations.


                                               /s/ Diana Baumann
                                              -------------------

                                                  Notary Public

                                                 DIANA BAUMANN
                                                 NOTARY. PUBLIC
                                       MY COMMISSION EXPIRES JULY 31, 2001

                Schedule A to Assignment as of November 5, 1997

               Fuel Tech, Inc. to Clean Diesel Technologies, Inc.


DOCUMENT                    INVENTOR(s)              ABSTRACT                                   APPLICANT/
                                                                                                ASSIGNEE
08/601,530                  Epperly                  Gasoline, gasohol and diesel fuel             FTI
(P0045G)                    Sprague                  additives defined in terms of functional
                            Kelso                    properties and chemistry, with claims to
                            Bowers                   regenerating catalytic converters and
                                                     diesel traps as well as use with
                                                     oxygenated hydrocarbons.
                                                       JP  1,931,532                               FTI
                                                       MX  169,226                                 FTI
                                                       VE  49.179                                  FTI

EP 189,642                  Bowers                   Both gasoline and diesel additives            FTI
(P0042A)                    Sprague                  combined in one case for foreign filing.
                                                       AU* 583,580                                 FTI
                                                       CA  1,305,607                               FTI
                                                       CL  36,883                                  FTI
                                                       ES  548,951                                 FTI
                                                       GB  2,178,757                               FTI
                                                       GR  85.2745                                 FTI


DOCUMENT                      TRADEMARK              APPLICANT

73/506,353                  Platinum Plus               FTI
(T0071A)                     CN 960088945
                             CN 960088946
                             CN 960088947
                             EP 000195933
                             FR 95/599379
                             GB 2,046,018
                             ID D9616748
                             ID D9616749
                             ID J9616750
                             JP 125415/1995
                             JP 125416/1995
                             JP 125417/1995
                             KR 44777/95
                             KR 44778/95
                             KR 11493/95
                             MX 249,675
                             MX 249,891
                             TW 770,817
                             TW 85034641

T0075A                      Platinum Plus 2             FTI
                             CA
